EXHIBIT 10.3

INSURANCE AND INDEMNITY AGREEMENT

by and among

FINANCIAL SECURITY ASSURANCE INC.,

INDYMAC BANK, F.S.B.,

INDYMAC ABS, INC.

and

INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST,

SERIES 2007-H1

March 23, 2007

INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST, SERIES 2007-H1

$650,071,000 IndyMac Home Equity Mortgage Loan Asset-Backed Notes, Series 2007-H1

Appendix I—Definitions
Annex I—Form of Policy
Appendix A—Conditions Precedent to Issuance of the Policy

i

INSURANCE AND INDEMNITY AGREEMENT

          INSURANCE AND INDEMNITY AGREEMENT, dated as of March 23, 2007, among FINANCIAL SECURITY ASSURANCE INC. (“FSA”), INDYMAC BANK, F.S.B. (the “Company”), INDYMAC ABS, INC. (the “Depositor”) and INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST, SERIES 2007-H1 (the “Trust”).

INTRODUCTORY STATEMENTS

          Pursuant to an Indenture dated as of March 23, 2007, made by and between the Trust and the Indenture Trustee, $650,071,000 of IndyMac Home Equity Mortgage Loan Asset-Backed Notes, Series 2007-H1 (the “Securities”) are being issued.

          The Company has requested that FSA issue a financial guaranty insurance policy guaranteeing certain payments of principal of and interest on the Securities upon the terms and subject to the conditions provided herein.

          The parties hereto desire to specify the conditions precedent to the issuance of the Policy by FSA, the payment of premium in respect of the Policy, the indemnity and reimbursement to be provided to FSA in respect of amounts paid by FSA under the Policy or otherwise and certain other matters.

          In consideration of the premises and of the agreements herein contained, FSA, the Company, the Depositor and the Trust hereby agree as follows:

ARTICLE I

DEFINITIONS; LIMITED RECOURSE

          Section 1.01. Definitions. Capitalized terms used herein shall have the meanings provided in Appendix I hereto or, if not defined in Appendix I, shall have the meanings provided in the Indenture or the Sale and Servicing Agreement, as applicable.

          Section 1.02. Limited Recourse. Notwithstanding any provision of this Agreement to the contrary, the respective payment obligations of each of the Company, the Depositor and the Trust set forth herein (other than those set forth in Sections 3.02(a), (b), (c) and (d)(i), Section 3.03(b), Section 3.03(c)(ii), Section 3.03(d) and Section 3.04) shall be non-recourse obligations and shall be payable only from monies available for such payment in accordance with the provisions of the Indenture (except to the extent that any such payment obligation arises from a failure to perform or default of the Company or the Depositor (except as provided in Section 3.04) respectively, or any affiliate thereof in accordance with the Indenture or any other Transaction Document or by reason of negligence, willful misconduct or bad faith on the part of the Company or the Depositor, respectively, in the performance of its duties and obligations thereunder or reckless disregard by the Company or the Depositor of its duties and obligations thereunder).

ARTICLE II

REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 2.01. Representations and Warranties of the Company and the Depositor.

          (a) The Company represents, warrants and covenants, as of the date hereof, as of the Date of Issuance and as of the date of the transfer of Mortgage Loans to the Trust created by the Trust Agreement, as follows:

          (i) Due Organization and Qualification. The Company is a federal savings bank, duly organized and validly existing under the laws of the United States of America, and in good standing under the laws of its jurisdiction of organization. The Company is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, “Approvals”) necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which the failure to be so qualified or to obtain such Approvals would render any Transaction Document unenforceable in any material respect or would have a material adverse effect upon the Transaction. The Depositor is a Subsidiary of the Company.

          (ii) Power and Authority. The Company has all necessary power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute the Transaction Documents to which it is a party, to deliver and perform its obligations under such Transaction Documents and to consummate the Transaction.

          (iii) Due Authorization. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Company and do not require any additional approvals or consents from, or other action by, or any notice to or filing with, any Person, including, without limitation, any governmental entity or the Company’s stockholders, except for such approvals and consents as shall have been obtained or filed prior to the Closing Date.

          (iv) Noncontravention. Neither the execution and delivery by the Company of the Transaction Documents to which it is a party, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of such Transaction Documents,

          (a) conflicts with or results in any breach or violation of any provision of the organizational documents of the Company or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Company or any of their properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Company,

          (b) constitutes a default by the Company under, results in the acceleration of any obligation under, or constitutes a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its or their properties is or may be bound or affected which would have a material adverse effect on the Transaction or on any material portion of the Mortgage Loans, or

(c) results in or requires the creation of any Lien upon or in respect of any of the Company’s assets except as otherwise expressly contemplated by the Transaction Documents.

          (v) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Company or any properties or rights of the Company or, to the best of the Company’s knowledge, any or all of the Mortgage Loans, pending or, to the Company’s knowledge after reasonable inquiry regarding threatened legal proceedings against or affecting the Company or the properties or rights of the Company, threatened, which, in any case, if decided adversely to the Company, would result in a Material Adverse Change with respect to the Company or any of the Mortgage Loans.

          (vi) Valid and Binding Obligations. The Transaction Documents to which the Company is a party, when executed and delivered by the Company and assuming due authorization, execution and delivery by the other parties thereto, will or do constitute the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles. The Securities, when executed, authenticated and delivered in accordance with the Indenture will be validly issued and outstanding and entitled to the benefits of the Indenture.

          (vii) Financial Statements. The Financial Statements of Bancorp, copies of which have been made available to FSA, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of Bancorp as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no material adverse change in such financial condition or results of operations. Except as disclosed in the Financial Statements, Bancorp is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Company.

          (viii) ERISA. The Company is in compliance in all material respects with ERISA and have not incurred and do not reasonably expect to incur any liabilities to the PBGC (other than premiums due to the PBGC) in connection with any Plan or

Multiemployer Plan in any capacity other than as a Commonly Controlled Entity with respect to the Company, or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

          (ix) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to the Company or the Transaction Documents or Mortgage Loans that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to the Company, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to the Company (excluding general market conditions) which has a material possibility of causing a Material Adverse Change with respect to the Company or the Mortgage Loans.

          (x) Compliance With Securities Laws. The offer and sale of the Securities comply in all material respects with all requirements of law, including requirements of applicable securities laws. Without limitation of the foregoing, and except with respect to (A) information provided in writing by FSA expressly for use in the Offering Document (such information being limited to the information included (i) under the caption “The Insurer and the Policy – The Insurer” (including only the first three paragraphs under the subcaption “Incorporation of Certain Documents by Reference”), including the financial statements incorporated by reference therein, and (ii) in the penultimate paragraph under the caption “The Insurer and the Policy – The Policy” (collectively, as revised from time to time in accordance with the provisions hereof, the “FSA Information”) and (B) the Underwriter Information, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Neither the Trust nor the Company is required to be registered as an “investment company” under the Investment Company Act. The Indenture is qualified under the Trust Indenture Act.

          (xi) Transaction Documents. Each of the representations and warranties of the Company contained in the Transaction Documents is true and correct in all material respects and the Company hereby makes each such representation and warranty to, and for the benefit of, FSA as if the same were set forth in full herein.

          (xii) Good Title; Absence of Liens; Security Interest. The Company, at the time of transfer of the Mortgage Loans to the Depositor, was the owner of, and had good and marketable title to, each Mortgage Loan free and clear of all Liens and Restrictions on Transferability, and had full right, power and lawful authority to assign, transfer and pledge the Mortgage Loans it owned. In the event that, in contravention of the intention of the parties, the transfer of Mortgage Loans by the Company to the Depositor or by the Depositor to the Trust is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Trust shall, for the benefit of the Noteholders and FSA, have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and Restrictions on Transferability. The Indenture Trustee shall, for the benefit of the Noteholders and FSA, have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and Restrictions on Transferability.

          (xiii) Taxes. The Company has filed all federal and state tax returns which are required to be filed by it and paid all taxes owed by it, including any assessments received by it, in each case, which are not being contested in good faith and for which the Company has made adequate reserves, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Company in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Securities have been paid or shall have been paid at or prior to the Date of Issuance.

          (xiv) Solvency; Fraudulent Conveyance. The Company is solvent and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, the Company will not be left with an unreasonably small amount of capital with which to engage in its business. The Company does not intend to incur, or believe they have incurred, debts beyond their ability to pay such debts as they mature. The Company does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Company or any of their assets. The amount of consideration received by the Company upon the sale of the Mortgage Loans to the Depositor constitutes reasonably equivalent value and fair consideration therefor. The Company did not transfer the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of the Company’s creditors.

          (xv) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by the Company in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Company which, if enforced, would result in a Material Adverse Change with respect to the Company or the Mortgage Loans.

          (xvi) Compliance With Anti-Money Laundering Laws. No practice, procedure or policy employed or proposed to be employed by the Company in the conduct of its business violates any anti-money laundering law or regulation (including without limitation, the USA PATRIOT Act, Public Law No. 107-56 (2001), and regulations promulgated thereunder) applicable to the Company.

          (xvii) Rating Agencies. The information supplied by the Company to S&P and Moody’s in connection with obtaining their respective ratings of the Securities did not contain any untrue statement of a material fact or omit to state any material fact required to be stated in order to make such information not misleading.

          (xviii) Tax Characterization. Upon issuance and for so long as the Securities shall be outstanding, for federal income tax purposes, the Securities will be characterized as indebtedness, and the Trust will not be classified as an association or publicly traded partnership taxable as a corporation or a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

          (b) The Depositor represents, warrants and covenants, as of the date hereof, as of the Date of Issuance and as of the date of the transfer of Mortgage Loans to the Trust created by the Trust Agreement, as follows:

          (i) Due Organization and Qualification. The Depositor is a corporation organized under the laws of the State of Delaware, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Depositor is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, “Approvals”) necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which the failure to be so qualified or to obtain such Approvals would render any Transaction Document unenforceable in any material respect or would have a material adverse effect upon the Transaction. The Depositor is a Subsidiary of the Company.

          (ii) Power and Authority. The Company has all necessary power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute the Transaction Documents to which it is a party, to deliver and perform its obligations under such Transaction Documents and to consummate the Transaction.

          (iii) Due Authorization. The execution, delivery and performance by the Depositor of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Depositor and do not require any additional approvals or consents from, or other action by, or any notice to or filing with, any Person, including, without limitation, any governmental entity or the stockholders, except for such approvals and consents as shall have been obtained or filed prior to the Closing Date.

          (iv) Noncontravention. Neither the execution and delivery by the Depositor of the Transaction Documents to which it is a party, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of such Transaction Documents,

          (a) conflicts with or results in any breach or violation of any provision of the organizational documents of the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Depositor or any of their properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Depositor,

(b) constitutes a default by the Depositor under, results in the acceleration of any obligation under, or constitutes a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Depositor or any of its Subsidiaries is a party or by which it or any of its or their properties is or may be bound or affected which would have a material adverse effect on the Transaction or on any material portion of the Mortgage Loans, or

(c) results in or requires the creation of any Lien upon or in respect of any of the Depositor’s assets except as otherwise expressly contemplated by the Transaction Documents.

          (v) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Depositor or any properties or rights of the Depositor or, to the best of the Depositor’s knowledge, any or all of the Mortgage Loans, pending or, to the Depositor’s knowledge after reasonable inquiry regarding threatened legal proceedings against or affecting the Depositor or the properties or rights of the Depositor, threatened, which, in any case, if decided adversely to the Depositor, would result in a Material Adverse Change with respect to the Company, the Depositor, or any of the Mortgage Loans.

          (vi) Valid and Binding Obligations. The Transaction Documents to which the Depositor is a party, when executed and delivered by the Depositor and assuming due authorization, execution and delivery by the other parties thereto, will or do constitute the legal, valid and binding obligations of the Depositor, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles. The Securities, when executed, authenticated and delivered in accordance with the Indenture will be validly issued and outstanding and entitled to the benefits of the Indenture.

          (vii) ERISA. The Depositor is in compliance in all material respects with ERISA and have not incurred and do not reasonably expect to incur any liabilities to the PBGC (other than premiums due to the PBGC) in connection with any Plan or Multiemployer Plan in any capacity other than as a Commonly Controlled Entity with respect to the Company, or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

          (viii) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to the Depositor or the Transaction Documents or Mortgage Loans that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to the Depositor, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to the Depositor (excluding general market conditions) which has a material possibility of causing a Material Adverse Change with respect to the Depositor or the Mortgage Loans.

          (ix) Compliance With Securities Laws. The offer and sale of the Securities comply in all material respects with all requirements of law, including requirements of applicable securities laws. Without limitation of the foregoing, and except with respect to (A) information provided in writing by FSA expressly for use in the Offering Document (such information being limited to the information included (i) under the caption “The Insurer and the Policy – The Insurer” (including only the first three paragraphs under the subcaption “Incorporation of Certain Documents by Reference”), including the financial statements incorporated by reference therein, and (ii) in the penultimate paragraph under the caption “The Insurer and the Policy – The Policy” (collectively, as revised from time to time in accordance with the provisions hereof, the “FSA Information”) and (B) the Underwriter Information, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Depositor is not required to be registered as an “investment company” under the Investment Company Act. The Indenture is qualified under the Trust Indenture Act.

          (x) Transaction Documents. Each of the representations and warranties of the Depositor contained in the Transaction Documents is true and correct in all material respects and the Depositor hereby makes each such representation and warranty to, and for the benefit of, FSA as if the same were set forth in full herein.

          (xi) Good Title; Absence of Liens; Security Interest. The Depositor, at the time of transfer of the Mortgage Loans to the Trust, was the owner of, and had good and marketable title to, each Mortgage Loan free and clear of all Liens and Restrictions on Transferability, and had full right, power and lawful authority to assign, transfer and pledge the Mortgage Loans it owned. The Depositor transferred the Mortgage Loans it owned to the Trust free and clear of all Liens and Restrictions on Transferability. In the event that, in contravention of the intention of the parties, the transfer of Mortgage Loans by the Company to the Depositor or by the Depositor to the Trust is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Trust shall, for the benefit of the Noteholders and FSA, have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and Restrictions on Transferability. The Indenture Trustee shall, for the benefit of the Noteholders and FSA, have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and Restrictions on Transferability.

          (xii) Taxes. The Depositor has filed all federal and state tax returns which are required to be filed by it and paid all taxes owed by it, including any assessments received by it, in each case, which are not being contested in good faith and for which the Depositor has made adequate reserves, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Depositor in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Securities have been paid or shall have been paid at or prior to the Date of Issuance.

          (xiii) Solvency; Fraudulent Conveyance. The Depositor is solvent and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, the Depositor will not be left with an unreasonably small amount of capital with which to engage in its business. The Depositor does not intend to incur, or believe they have incurred, debts beyond their ability to pay such debts as they mature. The Depositor does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Depositor or any of its assets. The amount of consideration received (i) by the Depositor upon the sale of the Mortgage Loans to the Trust and (ii) by the Depositor upon the sale of the Securities, each constitutes reasonably equivalent value and fair consideration therefor. The Depositor did not transfer the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of the Depositor’s creditors.

          (xiv) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by the Depositor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Depositor which, if enforced, would result in a Material Adverse Change with respect to the Depositor or the Mortgage Loans.

          (xv) Compliance With Anti-Money Laundering Laws. No practice, procedure or policy employed or proposed to be employed by the Depositor in the conduct of its business violates any anti-money laundering law or regulation (including without limitation, the USA PATRIOT Act, Public Law No. 107-56 (2001), and regulations promulgated thereunder) applicable to the Company or the Depositor.

          (xvi) Rating Agencies. The information supplied by the Depositor to S&P and Moody’s in connection with obtaining their respective ratings of the Securities did not contain any untrue statement of a material fact or omit to state any material fact required to be stated in order to make such information not misleading.

          (xvii) Tax Characterization. Upon issuance and for so long as the Securities shall be outstanding, for federal income tax purposes, the Securities will be characterized as indebtedness, and the Trust will not be classified as an association or publicly traded partnership taxable as a corporation or a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

          Section 2.02. Representations and Warranties of the Trust. The Trust represents, warrants and covenants, as of the date hereof and as of the Date of Issuance, as follows:

          (a) Due Organization and Qualification. The Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of Delaware. The Trust is duly qualified to do business, is in good standing and has obtained all Approvals necessary to the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which failure to be so qualified or to obtain such Approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction.

          (b) Power and Authority. The Trust has all necessary power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

          (c) Due Authorization. The execution, delivery and performance by the Trust of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action and do not require any additional approvals or consents from, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity, except for such approvals and consents as shall have been obtained or filed prior to the Closing Date.

          (d) Noncontravention. Neither the execution and delivery by the Trust of the Transaction Documents to which it is a party, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents to which it is a party,

          (i) conflicts with or results in any breach or violation of any provision of the organizational or governing documents of the Trust or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Trust or any of its properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Trust,

          (ii) constitutes a default by the Trust under, results in the acceleration of any obligation under, or constitutes a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Trust is a party or by which it or its properties is or may be bound or affected, or

(iii) results in or requires the creation of any Lien upon or in respect of any of the Trust’s assets except as otherwise expressly contemplated by the Transaction Documents.

          (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Trust, or any properties or rights of the Trust, pending or, to the Trust’s knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Trust, would result in a Material Adverse Change with respect to the Trust or the Mortgage Loans.

          (f) Valid and Binding Obligations. The Transaction Documents to which it is a party, when executed and delivered by the Trust, will constitute the legal, valid and binding obligations of the Trust, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles. The Securities, when executed, authenticated and delivered in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture.

          (g) Compliance With Securities Laws. The offer and sale of the Securities comply in all material respects with all requirements of law, including requirements of applicable securities laws. Without limitation of the foregoing, and except with respect to the FSA Information, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Neither the Trust nor the Trust Fund is required to be registered as an “investment company” under the Investment Company Act. The Indenture is qualified under the Trust Indenture Act.

          (h) Transaction Documents. Each of the representations and warranties of the Trust contained in the Transaction Documents is true and correct in all material respects and the Trust hereby makes each such representation and warranty to, and for the benefit of, FSA as if the same were set forth in full herein.

          (i) Compliance With Law. No practice, procedure or policy employed or proposed to be employed by the Trust in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Trust which, if enforced, would result in a Material Adverse Change with respect to the Trust.

          (j) Compliance With Anti-Money Laundering Laws. No practice, procedure or policy employed or proposed to be employed by the Trust in the conduct of its business violates any anti-money laundering law or regulation (including without limitation, the USA PATRIOT Act, Public Law No. 107-56 (2001), and regulations promulgated thereunder) applicable to the Trust.

          (k) Taxes. The Trust is not delinquent in the filing of any federal and state tax returns which are required to be filed and is not delinquent in the payment of any taxes, including assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Trust in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Securities have been paid or shall have been paid at or prior to the Date of Issuance.

          (l) Solvency; Fraudulent Conveyance. The Trust is solvent and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, the Trust will not be left with an unreasonably small amount of capital with which to engage in its business. The Trust does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Trust does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Trust or any of its assets. The amount of consideration being received by the Trust upon the sale of the Securities to the

Depositor constitutes reasonably equivalent value and fair consideration for the Securities. The Trust is not making a Grant of the Trust Fund to the Indenture Trustee or selling the Securities to the Depositor, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Trust’s creditors.

          (m) Rating Agencies. The information supplied by the Trust to S&P and Moody’s in connection with obtaining their respective ratings of the Securities, if any, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated in order to make such information not misleading.

          Section 2.03. Affirmative Covenants of the Company and the Depositor.

          (a) The Company hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

          (i) Corporate Existence. The Company shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of its jurisdiction of incorporation or organization and duly qualified and duly authorized (as described in Sections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its organizational documents.

          (ii) Compliance With Agreements and Applicable Laws. The Company shall perform each of its obligations under the Transaction Documents and shall comply with all material requirements of, and the Securities shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents.

          (iii) Financial Statements; Other Information. The Company shall keep or cause to be kept in reasonable detail books and records of account of the Company’s assets and business and shall clearly reflect therein the transfer of the Mortgage Loans from the Company to the Depositor as sale of the Company’s interest in the Mortgage Loans. The Company shall treat the transfer of the Mortgage Loans from the Company to the Depositor as a sale for accounting purposes. The Company shall furnish or make available to FSA:

          (a) Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each fiscal year of Bancorp, the audited balance sheets of Bancorp as of the end of such fiscal year and the audited statements of income, changes in shareholders’ equity and cash flows of Bancorp for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, if any, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of Bancorp’s independent accountants (who shall be a nationally recognized firm or otherwise acceptable to FSA) and by the certificate specified in Section 2.03(a)(iv) hereof.

(b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each of the first three quarters of each fiscal year of Bancorp, the unaudited balance sheets of Bancorp as of the end of such quarter and the unaudited statements of income, changes in shareholders’ equity and cash flows of Bancorp for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, if any, prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in Section 2.03(a)(iv) hereof if such certificate is required to be provided pursuant to such Section.

          (c) Other Information. Promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items delivered to or by the Company, the Trust and the Indenture Trustee pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as FSA may reasonably request; provided, however, that the Company shall not be required to deliver any such items if provision by some other party to FSA is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. The Company shall, upon the request of FSA, permit FSA or its authorized agents, no more than two times per year (so long as no Trigger Event has occurred) or following the occurrence of a Trigger Event: (A) to inspect the books and records of the Company as they may relate to the Securities, the Mortgage Loans, the obligations of the Company under the Transaction Documents, the Transaction and, but only following the occurrence of a Trigger Event, the Company’s business; (B) to discuss the affairs, finances and accounts of the Company with the senior financial officer of the Company, no more frequently than annually unless a Trigger Event has occurred; and (C) upon the occurrence of a Trigger Event, to discuss the affairs, finances and accounts of the Company with the Company’s independent accountants, provided that an officer of the Company shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Company. In addition, the Company shall promptly (but in no case more than 30 days following issuance or receipt by the Commonly Controlled Entity) provide to FSA a copy of all correspondence between a Commonly Controlled Entity and the PBGC, IRS, Department of Labor or the administrators of a Multiemployer Plan relating to any Reportable Event or the underfunded status, termination or possible termination of a Plan or a Multiemployer Plan.

          (e) Closing Documents. The Company shall provide or cause to be provided to FSA an executed original copy of each document executed in connection with the Transaction within 60 days after the date of closing.

All financial statements specified in clauses (a) and (b) above shall be furnished in consolidated form for the Company and all Subsidiaries in the event the Company shall consolidate its financial statements with its Subsidiaries.

          (iv) Compliance Certificate. The Company shall deliver to FSA concurrently with the delivery of the financial statements required pursuant to Section 2.03(a)(iii)(a) hereof (and concurrently with the delivery of the financial statements required pursuant to Section 2.03(a)(iii)(b) hereof, if a Trigger Event has occurred), a certificate signed by the senior financial officer of the Company stating that:

(a) a review of the Company’s and the Depositor’s performance under the Transaction Documents during such period has been made under such officer’s supervision;

          (b) to the best of such individual’s knowledge following reasonable inquiry, no Trigger Event, Default or Event of Default has occurred, or if a Trigger Event, Default or Event of Default has occurred, specifying the nature thereof and, if the Company or the Depositor has a right to cure any such Default or Event of Default pursuant to Section 5.01, stating in reasonable detail the steps, if any, being taken by the Company or the Depositor to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates; and

          (c) the financial reports made available in accordance with Section 2.03(a)(iii)(a) or (b) hereof, as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of Bancorp as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments).

(v) Notice of Material Events. The Company shall promptly inform FSA in writing of the occurrence of any of the following:

          (a) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation (A) with respect to a material portion of the Mortgage Loans or (B) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Mortgage Loans;

(b) any change in the location of the Company’s principal office or any change in the location of the Company’s books and records;

(c) the occurrence of any Trigger Event, Default or Event of Default;

          (d) unless prohibited by law from making such disclosure, the commencement or to its knowledge, the threat, of any disciplinary proceedings or any proceedings instituted by or against the Company or the Depositor in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or the promulgation of any proceeding or any proposed or final rule which, if adversely determined, would result in a Material Adverse Change with respect to the Company or the Depositor, as applicable;

          (e) the commencement of any proceedings by or against the Company or the Depositor under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Company or the Depositor or any of their assets;

          (f) the receipt of notice that (A) the Company or the Depositor is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Company’s or the Depositor’s business is to be, or may be, suspended or revoked, or (C) the Company or the Depositor is to cease and desist any practice, procedure or policy employed by the Company or the Depositor in the conduct of its business, and such cessation may reasonably be expected to result in a Material Adverse Change with respect to the Company or the Depositor, as applicable; or

(g) any other event, circumstance or condition that has resulted, or is reasonably likely to result in a Material Adverse Change in respect of the Company, the Depositor or the Mortgage Loans.

          (vi) Further Assurances. The Company shall, upon the request of FSA, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Indenture Trustee, for the benefit of the Noteholders and FSA, in the Mortgage Loans, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Indenture Trustee, for the benefit of the Noteholders and FSA, and the Restrictions on Transferability imposed by the Indenture. In addition, the Company agrees to cooperate with S&P and Moody’s in connection with any review of the Transaction which may be undertaken by S&P and Moody’s after the date hereof.

          (viii) Third-Party Beneficiary. The Company agrees that FSA shall have all rights of a third-party beneficiary in respect of the Transaction Documents and hereby incorporate and restate their representations, warranties and covenants as set forth therein for the benefit of FSA, subject to the limitations as to remedies as set forth in the Transaction Documents (so long as the Company is in compliance with its repurchase obligation thereunder), as set forth therein.

          (ix) Maintenance of Grant. On or before each December 31st beginning in 2008, so long as any of the Notes are outstanding, the Company shall furnish to FSA an Opinion of Counsel either stating that such action has been taken with respect to the recording, filing, re-recording and re-filing of any financing statements and continuation statements as is necessary to maintain the security interest of the Indenture Trustee created by the Indenture with respect to the Trust Fund and reciting the details of such action or stating that no such action is necessary to maintain such security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of any financing statements and continuation statements that will be required to maintain the security interest of the Indenture Trustee in the Trust Fund until the date such next officers’ certificate is due. The Company shall, at its own expense, promptly take, or cause to be taken, such actions as may be necessary or desirable, in the reasonable judgment of FSA, (i) to create and maintain the grant under the Indenture as a valid and perfected Lien covering the Mortgage Loans, (ii) to fully preserve and protect the perfected first priority security interest in the Indenture Trustee in, and all rights of the Indenture Trustee with respect to, the Mortgage Loans, including, without limitation, the execution and filing of all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve, protect and perfect fully the Lien and security interest in and all rights of the Indenture Trustee with respect to the Mortgage Loans.

          (xi) Benefit Plan. The Company shall comply in all material respects with the provisions of ERISA, the Code and all other applicable laws, and the Plan and Multiemployer Plan regulations and interpretations thereunder to the extent applicable, with respect to each Plan or Multiemployer Plan.

          (xii) Maintenance of Licenses. The Company shall maintain all licenses, permits, charters and registrations which are material to (i) the conduct of its business and the loss or suspension of which could result in a Material Adverse Change or (ii) the performance of its obligations under the Transaction Documents.

          (xiii) Disclosure Document. Each Offering Document delivered with respect to the Securities shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law. In addition, each Offering Document delivered with respect to the Securities which includes (other than as incorporated by reference) financial statements of Financial Security prepared in accordance with generally accepted accounting principles shall include the following statement immediately preceding such financial statements: “The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.”

          (b) The Depositor hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

          (i) Corporate Existence. The Depositor shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of its jurisdiction of incorporation or organization and duly qualified and duly authorized (as described in Sections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its organizational documents.

          (ii) Compliance With Agreements and Applicable Laws. The Depositor shall perform each of its obligations under the Transaction Documents and shall comply with all material requirements of, and the Securities shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents.

          (iii) Other Information. The Depositor shall keep or cause to be kept in reasonable detail books and records of account of the Depositor’s assets and business, respectively, and shall clearly reflect therein the transfer of the Mortgage Loans from the Depositor to the Trust as a sale of the Depositor’s interest in the Mortgage Loans. The Depositor shall treat the transfer of the Mortgage Loans from Depositor to the Trust as a sale for accounting purposes. The Depositor shall furnish or cause to be furnished to FSA promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items delivered to or by the Depositor and the Indenture Trustee pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as FSA may reasonably request; provided, however, that the Depositor shall not be required to deliver any such items if provision by some other party to FSA is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. The Depositor shall, upon the request of FSA, permit FSA or its authorized agents, no more than two times per year (so long as no Trigger Event has occurred) or following the occurrence of a Trigger Event: (A) to inspect the books and records of the Depositor as they may relate to the Securities, the Mortgage Loans, the obligations of the Depositor under the Transaction Documents, the Transaction and, but only following the occurrence of a Trigger Event, the Depositor’s business; (B) to discuss the affairs, finances and accounts of the Depositor with the senior financial officer of the Depositor, no more frequently than annually unless a Trigger Event has occurred; and (C) upon the occurrence of a Trigger Event, to discuss the affairs, finances and accounts of the Depositor with the Depositor’s independent accountants, provided that an officer of the Depositor shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Depositor. In addition, the Depositor shall promptly (but in no case more than 30 days following issuance or receipt by the Commonly Controlled Entity) provide to FSA a copy of all correspondence between a Commonly Controlled Entity and the PBGC, IRS, Department of Labor or the administrators of a Multiemployer Plan relating to any Reportable Event or the underfunded status, termination or possible termination of a Plan or a Multiemployer Plan.

          (v) Notice of Material Events. The Depositor shall promptly inform FSA in writing of the occurrence of any of the following (and such obligations of the Depositor shall be satisfied if performed by the Company):

          (a) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation (A) with respect to a material portion of the Mortgage Loans or (B) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Mortgage Loans;

(b) any change in the location of the Depositor’s principal office or any change in the location of the Depositor’s books and records;

(c) the occurrence of any Trigger Event, Default or Event of Default;

          (d) the commencement or to its knowledge, the threat, of any disciplinary proceedings or any proceedings instituted by or against the Depositor in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or the promulgation of any proceeding or any proposed or final rule which, if adversely determined, would result in a Material Adverse Change with respect to the Depositor;

          (e) the commencement of any proceedings by or against the Depositor under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Depositor or any of their assets;

          (f) the receipt of notice that (A) the Depositor is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Depositor’s business is to be, or may be, suspended or revoked, or (C) the Depositor is to cease and desist any practice, procedure or policy employed by the Depositor in the conduct of its business, and such cessation may reasonably be expected to result in a Material Adverse Change with respect to the Depositor; or

(g) any other event, circumstance or condition that has resulted, or is reasonably likely to result in a Material Adverse Change in respect of the Depositor or the Mortgage Loans.

          (vi) Further Assurances. The Depositor shall, upon the request of FSA, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Indenture Trustee, for the benefit of the Noteholders and FSA, in the Mortgage Loans, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Indenture Trustee, for the benefit of the Noteholders and FSA, and the Restrictions on Transferability imposed by the Indenture. In addition, the Depositor agrees to cooperate with S&P and Moody’s in connection with any review of the Transaction which may be undertaken by S&P and Moody’s after the date hereof.

          (viii) Third-Party Beneficiary. The Depositor agrees that FSA shall have all rights of a third-party beneficiary in respect of the Transaction Documents and hereby incorporate and restate their representations, warranties and covenants as set forth therein for the benefit of FSA, subject to the limitations as to remedies as set forth in the

Transaction Documents (so long as the Company is in compliance with its repurchase obligation thereunder), as set forth therein.

(ix) Special Purpose Entities.

          (a) The Depositor shall conduct its business solely in its own name, managed by or under the direction of its board of directors, so as not to mislead others as to the identity of the entity with which those others are concerned.

          (b) The Depositor shall not commingle its funds or other assets with those of any of its stockholders or affiliates (other than in respect of items of payment or funds which may be commingled until deposited into the Collection Account in accordance with the Sale and Servicing Agreement) and shall maintain separate corporate records and books of account from those of any of its stockholders or affiliates.

          (c) The Depositor shall not issue, assume or guarantee any debt securities unless such issuance, assumption or guarantee will not result in the downgrade or withdrawal of the rating then assigned to any outstanding securities then rated by such rating agency nor shall the Depositor guarantee any obligation of any of its affiliates nor have any of its obligations guaranteed by any such affiliate (either directly or by seeking credit based on the assets of such affiliate), or otherwise hold itself out as responsible for the debts of any affiliate.

          (d) The Depositor shall take such actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion delivered by its counsel remain true and correct at all times.

          (x) Benefit Plan. The Depositor shall comply in all material respects with the provisions of ERISA, the Code and all other applicable laws, and the Plan and Multiemployer Plan regulations and interpretations thereunder to the extent applicable, with respect to each Plan or Multiemployer Plan.

          (xi) Maintenance of Licenses. The Depositor shall maintain all licenses, permits, charters and registrations which are material to (i) the conduct of its business and the loss or suspension of which could result in a Material Adverse Change or (ii) the performance of its obligations under the Transaction Documents.

          (xii) Disclosure Document. Each Offering Document delivered with respect to the Securities shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law. In addition, each Offering Document delivered with respect to the Securities which includes (other than as incorporated by reference) financial statements of Financial Security prepared in accordance with generally accepted accounting principles shall include the following statement immediately preceding such financial statements: “The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.”

          Section 2.04. Affirmative Covenants of the Trust. The Trust hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

          (a) Existence. The Trust shall maintain its existence and shall at all times continue to be duly organized under the laws of the state of its organization and duly qualified and duly authorized (as described in Sections 2.02(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its governing documents.

          (b) Compliance With Agreements and Applicable Laws. The Trust shall perform each of its obligations under the Transaction Documents to which it is a party and shall comply with all material requirements of, and the Securities shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents to which it is a party.

          (c) Other Information. The Trust shall keep or cause to be kept in reasonable detail books and records of account of the Trust’s assets and business. The Trust shall furnish or cause to be furnished to FSA promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items delivered to or by the Trust pursuant to the terms of the Transaction Documents and, promptly upon request, such other data relating to the Transaction, the Transaction Documents or the Trust’s ability to perform its obligations under the Transaction Documents, as FSA may reasonably request; provided, however, that the Trust shall not be required to deliver any such items if provision by some other party to FSA is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. The Trust shall, upon the request of FSA, permit FSA or its authorized agents to inspect the books and records of the Trust as they may relate to the Securities, the obligations of the Trust under the Transaction Documents and the Transaction. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Trust. The books and records of the Trust will be maintained at the address of the Trust designated herein for receipt of notices, unless the Trust shall otherwise advise the parties hereto in writing.

(d) Notice of Material Events. The Trust shall promptly inform FSA in writing of the occurrence of any of the following:

          (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation (A) against the Trust, (B) with respect to a material portion of the Mortgage Loans or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Mortgage Loans;

(ii) any change in the location of the Trust’s principal office or any change in the location of the Trust’s books and records;

(iii) the occurrence of any Trigger Event, Default or Event of Default;

          (iv) the commencement or threat of any rule making or disciplinary proceedings or any proceedings instituted by or against the Trust in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or the promulgation of any proceeding or any proposed or final rule which, if adversely determined, would result in a Material Adverse Change with respect to the Trust;

          (v) the commencement of any proceedings by or against the Trust under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Trust or any of its assets;

          (vi) the receipt of notice that (A) the Trust is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Trust ‘s business is to be, or may be, suspended or revoked, or (C) the Trust is to cease and desist any practice, procedure or policy employed by the Trust in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Trust; or

(vii) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of the Trust or the Mortgage Loans.

          (e) Further Assurances. The Trust shall, upon the request of FSA, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Indenture Trustee, for the benefit of the Noteholders and FSA, in the Mortgage Loans, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Indenture Trustee, if any, for the benefit of the Noteholders and FSA, and the Restrictions on Transferability imposed by the Indenture. In addition, the Trust agrees to cooperate with S&P and Moody’s in connection with any review of the Transaction which may be undertaken by S&P and Moody’s after the date hereof.

          (f) Third-Party Beneficiary. The Trust agrees that FSA shall have all rights of a third-party beneficiary in respect of the Transaction Documents to which FSA is not a party and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of FSA.

(h) Benefit Plan. The Trust shall not create or maintain any Plans or Multiemployer Plan or any other defined benefit plan (as defined in ERISA).

          (i) Maintenance of Licenses. The Trust shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business and the performance of its obligations under the Transaction Documents.

          Section 2.05. Negative Covenants of the Company and the Depositor. The Company and the Depositor hereby agree that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

          (a) Restrictions on Liens. The Company and the Depositor shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Mortgage Loans except for the Lien in favor of the Indenture Trustee for the benefit of the Noteholders and FSA, and the Restrictions on Transferability imposed by the Indenture or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Company or the Depositor as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Mortgage Loans, except in each case any such instrument solely securing the rights and preserving the Lien of the Indenture Trustee, for the benefit of the Noteholders and FSA.

          (b) Impairment of Rights. Neither the Company nor the Depositor shall take any action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Indenture Trustee, the Noteholders or FSA, (ii) result in a Material Adverse Change in respect of any of the Mortgage Loans, (iii) impair the ability of the Company or the Depositor to perform its obligations under the Transaction Documents or (iv) be inconsistent with any obligation imposed on the Company or the Depositor, as applicable, pursuant to the terms of the Transaction Documents. Neither the Company nor the Depositor shall file or join in filing any petition in bankruptcy or commence any similar proceeding in respect of the Trust for a period of one year and one day following payment in full of the Securities.

          (c) Waiver, Amendments, Etc. Neither the Company nor the Depositor shall waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents.

          (d) Successors. Neither the Company nor the Depositor shall terminate or designate, or consent to the termination or designation of, any successor Servicer, Paying Agent, Indenture Trustee, Owner Trustee or custodian (provided that FSA agrees that it shall not unreasonably withhold its consent to termination of a sub-servicer that is in breach of its obligations under the related sub-servicing agreement).

          (e) No Related Transactions. Neither the Company nor the Depositor shall conduct transactions with the Trust or its affiliates or with any shareholder, director, officer or employee of the Company or the Depositor which would cause a material adverse change with respect to the financial condition or operations of the Company or the Depositor, other than in the ordinary course of business and on an arm’s-length basis upon fair and reasonable terms materially no less favorable to the Company or the Depositor than would be obtained in a comparable arm’s-length transaction with a Person not an affiliate of the Trust or a shareholder, director, officer or employee of the Company or the Depositor.

          (f) Insolvency. Neither the Company nor the Depositor shall commence, nor shall they suffer the commencement of, any case, proceeding or other action with respect to the Depositor or the Trust (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, corporation or other relief or (B) seeking appointment of a receiver, trustee, custodian or other similar official for the Depositor or the Trust or for all or any substantial part of its assets or make a general assignment for the benefit of its creditors. Neither the Company nor the Depositor shall take, nor shall they suffer, any action in furtherance of, or indicating the consent to, approval of, or acquiescence in, any of the acts set forth above with respect to the Depositor or the Trust. The Depositor shall not admit in writing its inability to pay its debts.

          (g) Compliance With Anti-Money Laundering Laws. Neither the Company nor the Depositor shall employ any practice, procedure or policy in the conduct of its business that would violate any anti-money laundering law or regulation (including without limitation, the USA PATRIOT Act, Public Law No. 107-56 (2001), and regulations promulgated thereunder) applicable to the Company or the Depositor.

          (h) Offering Document. Neither the Company nor the Depositor shall use, distribute or cause to be distributed any offering document relating to the Notes other than the Offering Document or any other offering document that is in the nature of “computational materials”.

          (i) No Mergers. The Company shall not consolidate with or merge into any Person or transfer all or any material amount of its assets to any Person or liquidate or dissolve, except as provided in the Transaction Documents.

          Section 2.06. Negative Covenants of the Trust. The Trust hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

          (a) Restrictions on Liens. The Trust shall not (i) create, incur or suffer to exist or agree to create, incur or suffer to exist or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Mortgage Loans except for the Lien in favor of the Indenture Trustee, for the benefit of the Noteholders and FSA, and the

Restrictions on Transferability imposed by the Indenture or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Trust as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Mortgage Loans, except in each case any such instrument solely securing the rights and preserving the Lien of the Indenture Trustee, for the benefit of the Noteholders and FSA.

          (b) Impairment of Rights. The Trust shall not take any action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Indenture Trustee, the Noteholders or FSA, (ii) result in a Material Adverse Change in respect of a material portion of the Mortgage Loans or (iii) impair the ability of the Trust to perform its obligations under the Transaction Documents to which it is a party, including any consolidation, merger with any Person or any transfer of all or any material amount of the Trust’s assets to any other person.

(c) Waiver, Amendments, Etc. The Trust shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents.

          (d) Creation of Indebtedness; Guarantees. Except as contemplated by the Transaction Documents, the Trust shall not create, incur, assume or suffer to exist any indebtedness other than indebtedness guaranteed or approved in writing by FSA. The Trust shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

(e) Subsidiaries. The Trust shall not form, or cause to be formed, any Subsidiaries.

          (f) No Mergers. The Trust shall not consolidate with or merge into any Person or transfer all or any material amount of its assets to any Person, liquidate or dissolve except as permitted by the Transaction Documents.

          (g) No Related Transactions. The Trust shall not conduct transactions with the Company, its affiliates or with any shareholder, director, officer, or employee of the Trust, other than in the ordinary course of business and on an arm’s length basis upon fair and reasonable terms materially no less favorable to the Trust than would be obtained in a comparable arm’s-length transaction with a Person not an affiliate of the Company or a shareholder, director, officer, or employee of the Trust.

(h) Other Activities. The Trust shall not engage in any business or activity except as permitted by the Trust Agreement and as contemplated by the Transaction Documents.

(i) Insolvency. The Trust shall not admit in writing its inability to pay its debts.

          (j) No Change in Name, Etc. The Trust shall not change its name (including using any trade names, fictitious names, assumed names or “doing business as” names), identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in connection with the closing of the Transaction, or otherwise in accordance herewith, seriously misleading unless it shall have given FSA at least 60 days’ prior written notice thereof and shall have filed before the date of such change appropriate amendments to all such previously filed financing statements or continuation statements.

          (k) Compliance With Anti-Money Laundering Laws. The Trust shall not employ any practice, procedure or policy in the conduct of its business that would violate any anti-money laundering law or regulation (including without limitation, the USA PATRIOT Act, Public Law No. 107-56 (2001), and regulations promulgated thereunder) applicable to the Trust.

ARTICLE III

THE POLICY; REIMBURSEMENT; INDEMNIFICATION

          Section 3.01. Issuance of the Policy. FSA agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth in Appendix A hereto.

          Section 3.02. Payment of Fees and Premium.

          (a) Legal Fees. On the Date of Issuance, the Company shall pay or cause to be paid legal fees and disbursements incurred by FSA in connection with the issuance of the Policy, subject to the Premium Letter.

          (b) Rating Agency Fees. The initial fees of S&P and Moody’s with respect to the Securities and the transactions contemplated hereby shall be paid by the Company. All periodic and subsequent fees of S&P and Moody’s with respect to, and directly allocable to, the Securities shall be for the account of, and shall be billed to, the Company. The fees for any other rating agency shall be paid by the party requesting such other agency’s rating, unless such other agency is a substitute for S&P or Moody’s in the event that S&P or Moody’s is no longer rating the Securities, in which case the cost for such agency shall be paid by the Company.

          (c) Auditors’ Fees. In the event that FSA’s auditors are required to provide information or any consent in connection with the Offering Document prepared prior to the Date of Issuance the fees therefor (which fees will not exceed $4000) shall be paid by the Company on the Date of Issuance. The Company shall pay on demand any additional fees of FSA’s auditors payable in respect of any Offering Document that are incurred after the Date of Issuance. It is understood that FSA’s auditors shall not incur any additional fees in respect of future Offering Documents except at the request of or with the consent of the Company.

(d) Premium. In consideration of the issuance by FSA of the Policy, FSA shall be entitled to receive the Premium as and when due in accordance with the terms of the Premium Letter (i) in the case of Premium due on or before the Date of Issuance, directly from the Company, and (ii) in the case of Premium due after the Date of Issuance, in accordance with Section 5.01 of the Sale and Servicing Agreement. The Premium paid hereunder or under the Indenture shall be nonrefundable without regard to whether FSA makes any payment under the Policy or any other circumstances relating to the Securities or provision being made for payment of the Securities prior to maturity.

          Section 3.03. Reimbursement and Additional Payment Obligation. The Company, the Depositor and the Trust agree to pay to FSA the following amounts as and when incurred:

          (a) in accordance with the priorities established in the Sale and Servicing Agreement, except as otherwise provided in the last paragraph in this Section 3.03, a sum equal to the total of all amounts paid by FSA under the Policy;

          (b) any and all charges, fees, costs and expenses that FSA or its affiliates may reasonably pay or incur, including, but not limited to, attorneys’ and accountants’ fees and expenses, in connection with (i) in the event of payments under the Policy, any accounts established to facilitate payments under the Policy, to the extent FSA has not been immediately reimbursed on the date that any amount is paid by FSA under the Policy, or other administrative expenses relating to such payments under the Policy, (ii) the administration, enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any participant in the Transaction or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents or the Transaction, (iii) the foreclosure against, sale or other disposition of any collateral securing any obligations under any of the Transaction Documents, or pursuit of any other remedies under any of the Transaction Documents, to the extent such costs and expenses are not recovered from such foreclosure, sale or other disposition, (iv) any amendment, waiver or other action with respect to, or related to, any Transaction Document whether or not executed or completed, (v) any review or approval by FSA in connection with the delivery of any additional or substitute collateral under any of the Transaction Documents, and (vi) any review or investigation made by FSA in those circumstances where its approval or consent is sought under any of the Transaction Documents; costs and expenses shall include the reasonable fees and expenses charged by Transaction Services Corporation, an affiliate of FSA, spent in connection with the actions described in clauses (ii) and (iii) above; and FSA reserves the right to charge a reasonable fee as a condition to executing any amendment, waiver, or consent proposed in respect of any of the Related Documents;

          (c) interest on any and all amounts described in (i) Section 3.03 or (ii) Section 3.02(d) from the date due to FSA pursuant to the provisions hereof until payment thereof in full, payable to FSA at the Late Payment Rate per annum, together with interest on overdue interest, compounded monthly; and

(d) any payments (other than Scheduled Payments which are reimburseable pursuant to Section 3.03(a)) made by FSA on behalf of, or advanced to, the Company, the

Trust or the Depositor including, without limitation, any amounts payable by the Company, the Depositor or the Trust pursuant to the Securities or any other Transaction Documents; and any payments made by FSA as, or in lieu of, any servicing, management, trustee, custodial or administrative fees payable, in the sole discretion of FSA to third parties in connection with the Transaction.

All such amounts are to be immediately due and payable without demand, in full without any requirement on the part of FSA to seek reimbursement from any other sources of indemnity therefor or to allocate to other transactions benefiting therefrom. Notwithstanding any provision of this Section to the contrary, the payment obligations set forth herein shall be non-recourse obligations with respect to the Company, the Depositor and the Trust and shall be payable only from monies available for such payment in accordance with the provisions of the Indenture (except to the extent that any such payment obligation arises from a failure to perform or default of the Company, the Depositor or the Trust or any affiliate thereof under any Transaction Document or by reason of negligence, willful misconduct or bad faith on the part of the Company, the Depositor, or the Trust respectively, in the performance of its duties and obligations thereunder or reckless disregard by the Company, the Depositor, or the Trust respectively, of its duties and obligations thereunder).

          Section 3.04. Indemnification.

          (a) Indemnification by the Company. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, the Company (an “Indemnifying Party”), agrees to pay, and to protect, indemnify and save harmless, FSA and its officers, directors, shareholders, employees, agents and each Person, if any, who controls FSA within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by the Company, the Depositor or the Trust or any director, officer, employee, agent, advisor, independent contractor or other representative of any such Person;

          (ii) the breach by the Company, the Depositor or the Trust of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of the Company, the Depositor or the Trust under any of the Transaction Documents of any “event of default” or any event which, with the giving of notice or the lapse of time or both, would constitute any “event of default”;

(iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission in the FSA Information or the Underwriter Information;

(iv) any omission or action by the Company, the Depositor or the Trust in connection with the offering, issuance, sale, remarketing or delivery of Securities;

(v) shortfalls, if any, attributable to imposition of income or other taxes on or with respect to the Trust or the Trust Fund, other than as a result of a change in law; or

(vi) the violation by the Company, the Depositor or the Trust of any federal or state law, rule or regulation, or any judgment, order or decree that is applicable to it.

          (b) Indemnification by the Depositor. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, the Depositor (an “Indemnifying Party”), agrees to pay, and to protect, indemnify and save harmless, FSA and its officers, directors, shareholders, employees, agents and each Person, if any, who controls FSA within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by the Depositor or any director, officer, employee, agent, advisor, independent contractor or other representative of the Depositor;

          (ii) the breach by the Depositor of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of the Depositor under any of the Transaction Documents of any “event of default” or any event which, with the giving of notice or the lapse of time or both, would constitute any “event of default”;

          (iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission in the FSA Information or the Underwriter Information;

(iv) any omission or action by the Depositor in connection with the offering, issuance, sale, remarketing or delivery of Securities;

(v) shortfalls, if any, attributable to imposition of income or other taxes on or with respect to the Trust or the Trust Fund, other than as a result of a change in law; or

(vi) the violation by the Depositor of any federal or state law, rule or regulation, or any judgment, order or decree that is applicable to it.

          (c) Conduct of Actions or Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against FSA, any officer, director, shareholder, employee or agent of FSA or any Person controlling FSA (individually, an “Indemnified Party” and, collectively, the “Indemnified Parties”) in respect of which indemnity may be sought from the applicable Indemnifying Party hereunder, FSA shall promptly notify such Indemnifying Party in writing, and such Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to FSA and the payment of all expenses. The omission so to notify the Indemnifying Party will not relieve it from any liability which it may have to any Indemnified Party except to the extent the Indemnifying Party is prejudiced thereby. An Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed within a reasonable period of time to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to FSA in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and (B) the representation of the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by FSA). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or, if settled without written consent, to the extent not prejudicial to the Indemnifying Party, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (b), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

          (d) Contribution. To provide for just and equitable contribution if the indemnification provided by an Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand.

          Section 3.05. Subrogation. Subject only to the priority of payment provisions of the Indenture, the Depositor, the Company and the Trust acknowledge that, to the extent of any payment made by FSA pursuant to the Policy, FSA is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Noteholders to any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise. The Depositor, the Company and the Trust agree to such subrogation and, further, agree to execute such instruments and to take such actions as, in the sole judgment of FSA, are necessary to evidence such subrogation and to perfect the rights of FSA to receive any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise.

          Section 3.06. Assignment and Other Rights.

          (a) In consideration of the issuance of the Policy by FSA, in the case of any payment made by or on behalf of FSA under the Policy, in addition to and not by way of limitation of any of the rights and remedies of FSA hereunder, under the Policy, each of the Trust, the Company and the Depositor hereby acknowledges and consents to the assignment by the Indenture Trustee, on behalf of the Noteholders, to FSA in accordance with the terms of the relevant notice and certificate (in the case of any payment made by or on behalf of FSA under the Policy) the rights of the Noteholders with respect to the Securities to the extent of any such payment under the Policy.

          (b) The rights and remedies of FSA described in clause (a) above are in addition to, and not in limitation of, the rights of subrogation and other rights and remedies otherwise available to FSA in respect of payments under the Policy. The Indenture Trustee shall take such action and deliver such instruments as may be reasonably requested or required by FSA to effectuate the purpose or provisions of this Section 3.06.

ARTICLE IV

FURTHER AGREEMENTS

          Section 4.01. Effective Date; Term of Agreement. This Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of (a) such time as FSA is no longer subject to a claim under the Policy and the Policy shall have been surrendered to FSA for cancellation and (b) all amounts payable to FSA and the Noteholders under the Transaction Documents and under the Securities have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03 and 3.04 hereof shall survive any termination of this Agreement.

          Section 4.02. Obligations Absolute.

          (a) The payment obligations of the Company, the Depositor or the Trust hereunder shall be absolute and unconditional, and shall be paid strictly in accordance with this Agreement under all circumstances irrespective of (i) any lack of validity or enforceability of, or any amendment or other modifications of or waiver with respect to, any of the Transaction Documents, the Securities or the Policy; (ii) any exchange or release of any other obligations hereunder or under any other Transaction Document or any guarantee of or security for any obligations hereunder or thereunder; (iii) the existence of any claim, setoff, defense, reduction, abatement or other right which the Company, the Depositor or the Trust may have at any time against FSA or any other Person; (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect, including any failure to strictly comply with the terms of the Policy, or any statement therein being untrue or inaccurate in any respect; (v) any failure of the Company, the Depositor or the Trust to receive proceeds from the sale of the Securities; (vi) any breach by the Company, the Depositor or the Trust of any representation, warranty or covenant contained in any of the Transaction Documents; or (vii) any other circumstances, other than payment in full, which might otherwise constitute a defense available to, or discharge of, the Company, the Depositor or the Trust in respect of any Transaction Document or any obligation thereunder.

          (b) The Company shall be liable for the obligations of each of the Depositor, the Company and the Trust under this Agreement. The Depositor, the Company and the Trust and any and all others who are now or may become liable for all or part of the obligations of the Depositor, the Company or the Trust under this Agreement or any other Transaction Document agree to be bound by this Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness, if any, and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive diligence, presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Depositor, the Company or the Trust; (v) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vi) consent to any and all extensions of time that may be granted by FSA with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (vii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

          (c) Nothing herein shall be construed as prohibiting the Depositor, the Company or the Trust from pursuing any rights or remedies it may have against any Person other than FSA, including against one another, in a separate legal proceeding.

          Section 4.03. Assignments; Reinsurance; Third-Party Rights.

          (a) This Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the Depositor, the Company or the Trust may assign its rights under this Agreement, or delegate any of its duties hereunder, without the prior written consent of FSA. Any assignment made in violation of this Agreement shall be null and void.

          (b) FSA shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as FSA may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve FSA of any of its obligations hereunder or under the Policy; provided, further that neither the Company nor the Depositor shall deal directly with any such parties, nor shall such parties have direct rights against the Company or the Depositor.

          (c) In addition, FSA shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of FSA in connection therewith any rights of FSA under the Transaction Documents or with respect to any real or personal property or other interests pledged to FSA, or in which FSA has a security interest, in connection with the Transaction.

          (d) Except as provided herein with respect to participants and reinsurers, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Noteholder, other than FSA, against the Depositor, the Company or the Trust, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Indenture Trustee nor any Noteholder shall have any right to payment from any premiums paid or payable hereunder or from any other amounts paid by the Depositor, the Company or the Trust pursuant to Sections 3.02, 3.03 or 3.04 hereof.

          Section 4.04. Liability of FSA. Neither FSA nor any of its officers, directors or employees shall be liable or responsible for: (a) the use which may be made of the Policy by the

Indenture Trustee or for any acts or omissions of the Indenture Trustee in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to FSA (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless FSA had actual knowledge thereof). In furtherance and not in limitation of the foregoing, FSA (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

ARTICLE V

EVENTS OF DEFAULT; REMEDIES

          Section 5.01. Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

          (a) any representation or warranty (other than a representation or warranty in respect of the Mortgage Loans contained in Section 3.01 of the Mortgage Loan Purchase Agreement or Section 2.04 of the Sale and Servicing Agreement, with respect to which the Company has complied with its obligations to repurchase or substitute) made by any party hereto (other than FSA) under this Agreement, or any such party, the Owner Trustee or any other Person under any of the Transaction Documents, or in any certificate or report furnished under any of the Transaction Documents, shall prove to be untrue or incorrect in any material respect; provided, however, that if any such Person effectively cures any such defect in any representation or warranty under any Transaction Document, or certificate or report furnished under any Transaction Document, within the time period specified in the relevant Transaction Document as the cure period therefor, such defect shall not in and of itself constitute an Event of Default hereunder;

          (b) (i) the Company or the Depositor shall fail to pay when due any amount payable by it under any of the Transaction Documents unless such amounts are paid in full within any applicable cure period explicitly provided for under the relevant Transaction Document; (ii) the Company, the Depositor or the Trust shall have asserted that any of the Transaction Documents to which it is a party is not valid and binding on the parties thereto; or (iii) any court, governmental authority or agency having jurisdiction over any of the parties to any of the Transaction Documents or any property thereof shall find or rule that any material provision of any of the Transaction Documents is not valid and binding on the parties thereto;

          (c) the Company or the Depositor shall fail to perform or observe in any material respect any other covenant or agreement contained herein or in any of the Transaction Documents (except for the obligations described under clause (b) above) and such failure shall continue for a period of 30 days after written notice given it; provided, however, that, if such failure shall be of a nature that it cannot be cured within 30 days, such failure shall not constitute an Event of Default hereunder if within such 30-day period such Person shall have given notice to FSA of corrective action it proposes to take, which corrective action is agreed in writing by FSA to be satisfactory and such Person shall thereafter pursue such corrective action diligently until such default is cured;

(d) any draw is made under the Policy and remains unreimbursed for 90 days;

          (e) the Company, the Depositor or the Trust shall fail to pay its debts generally as they come due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute any proceeding seeking to adjudicate itself insolvent or seeking a liquidation, or shall take advantage of any insolvency act, or shall commence a case or other proceeding naming itself as debtor under the United States Bankruptcy Code or similar law, domestic or foreign, or a case or other proceeding shall be commenced against the Company, the Depositor or the Trust under the United States Bankruptcy Code or similar law, domestic or foreign, or any proceeding shall be instituted against the Company, the Depositor or the Trust seeking liquidation of its assets and the Company, the Depositor or the Trust, as the case may be, shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 90 days or there shall be appointed or the Company, the Depositor or the Trust, as the case may be, shall consent to, or acquiesce in, the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Company, the Depositor or the Trust or the whole or any substantial part of its properties or assets or the Company, the Depositor or the Trust shall take any corporate action in furtherance of any of the foregoing; and

          (f) the occurrence and continuance of an “event of default,” “Event of Default,” “termination event,” “Termination Event,” “Event of Servicing Termination” or “Default” or any similar occurrence however denominated (during the continuance thereof), in each case under any Transaction Document or the termination of the Trust or the failure of any Grant to be perfected as a first priority security interest and in full force and effect with respect to the Trust Fund or any portion thereof.

          Section 5.02. Remedies; Waivers. (a) Upon the occurrence of an Event of Default, FSA may exercise any one or more of the rights and remedies set forth below:

          (i) exercise any rights and remedies available under the Transaction Documents in accordance with the terms of the Transaction Documents in its own capacity or in its capacity as the Person entitled to exercise the rights of the Noteholders in respect of the Securities in accordance with the terms of the Transaction Documents; or

          (ii) take whatever action at law or in equity that may appear necessary or desirable in its judgment to enforce performance of any obligation of the Company or the Depositor under the Transaction Documents.

          (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Transaction Document upon the occurrence of any Event of Default or otherwise shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle FSA to exercise any remedy reserved to FSA in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Article.

          (c) If any proceeding has been commenced to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to FSA, then and in every such case the parties hereto shall, subject to any determination in such proceeding, be restored to their respective former positions hereunder, and, thereafter, all rights and remedies of FSA shall continue as though no such proceeding had been instituted.

          (d) FSA shall have the right, to be exercised in its complete discretion, to waive any covenant, Default or Event of Default by a writing setting forth the terms, conditions and extent of such waiver signed by FSA and delivered to the party as to which such Event of Default occurred. Any such waiver may only be effected in writing duly executed by FSA, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence.

ARTICLE VI

MISCELLANEOUS

          Section 6.01. Amendments. This Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

          Section 6.02. Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

(a)	To FSA:	Financial Security Assurance Inc.
31 West 52nd Street
New York, NY 10019
Attention: Transaction Oversight
Re: IndyMac Home Equity Mortgage Loan Asset-Backed
Trust, Series 2007-H1
Confirmation: (212) 826-0100
Telecopy Nos.: (212) 339-3518, (212) 339-3529

(in each case in which notice or other communication to FSA refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of FSA to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head—Financial Guaranty Group and shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

(b)	To the Company:	IndyMac Bank F.S.B.
3465 East Foothill Boulevard
Pasadena, California 91107
(800) 699-2300
Attention: Secondary Marketing – Transaction
Management

(in each case in which notice or other communication to the Company refers to an Event of Default, a claim against the Company or with respect to which failure on the part of the Company to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel of the Company, at the above address, and in all cases, both an original and all copies shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

(c)	To the Depositor:	IndyMac ABS, Inc.
c/o IndyMac Bank F.S.B.
3465 East Foothill Boulevard
Pasadena, California 91107
Attention: Secondary Marketing – Transaction
Management

(in each case in which notice or other communication to the Depositor refers to an Event of Default, a claim against the Depositor or with respect to which failure on the part of the Depositor to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel of the Depositor, at the above address, and in all cases, both an original and all copies shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

(d)	To the Trust:	IndyMac Home Equity Mortgage Loan Asset-Backed
Trust, Series 2007-H1
c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration
Telecopy: (302) 651-3653

(in each case in which notice or other communication to the Trust refers to an Event of Default, a claim against the Trust or with respect to which failure on the part of the Trust to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel of the Company, at the address listed in clause (b) above, and in all cases, both an original and all copies shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

          A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

          Section 6.03. Payment Procedure. In the event of any payment by FSA for which it is entitled to be reimbursed or indemnified as provided above, each of the Company, the Depositor and the Trust agrees to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to FSA. All payments to be made to FSA under this Agreement shall be made to FSA in lawful currency of the United States of America in immediately available funds to the account number provided in the Premium Letter before 1:00 p.m. (New York, New York time) on the date when due or as FSA shall otherwise direct by written notice to the Company, the Depositor and the Trust. In the event that the date of any payment to FSA or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to FSA under this Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid, and shall include interest on overdue interest, compounded monthly.

          Section 6.04. Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

          Section 6.05. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 6.06. Consent to Jurisdiction.

          (a) THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR

PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE TRANSACTION DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

          (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

          (c) Each of the Company, the Depositor and the Trust hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of the Company, the Depositor and the Trust agrees that service of such process upon such Person shall constitute personal service of such process upon it.

          (d) Nothing contained in this Agreement shall limit or affect FSA’s right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against the Company, the Depositor or the Trust or their property in the courts of any jurisdiction.

          Section 6.07. Consent of FSA. In the event that FSA’s consent is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by FSA in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

          Section 6.08. Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

          Section 6.09. Trial by Jury Waived. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

          Section 6.10. Limited Liability. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Securities or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Agreement.

          Section 6.11. Entire Agreement. This Agreement, the Premium Letter, the Policy and the Transaction Documents set forth the entire agreement between the parties with respect to the subject matter thereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

          Section 6.12. Owner Trustee Liability. It is expressly understood and agreed by the parties to this Agreement with respect to the Trust that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.

FINANCIAL SECURITY ASSURANCE INC.

By:	/s/ David M. Williams

Authorized Officer

INDYMAC BANK, F.S.B.

By:	/s/ Jill Jacobson

Authorized Officer

INDYMAC ABS, INC.

By:	/s/ Jill Jacobson

Authorized Officer

INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST, SERIES 2007-H1, by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Michele C. Harra

Authorized Officer

APPENDIX I

DEFINITIONS

          “Administration Agreement” means the Administration Agreement dated as of the date hereof among the Trust, the Owner Trustee and Deutsche Bank National Trust Company, as administrator, as the same may be amended from time to time.

          “Agreement” means this Insurance and Indemnity Agreement dated as of March 23, 2007 among FSA, the Company, the Depositor and the Trust, as the same may be amended from time to time.

          “Approvals” has the meaning set forth in section 2.01(a).

          “Bancorp” means IndyMac Bancorp, Inc., a Delaware corporation.

          “Business Day” means any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in the States of New York or California or the city in which the Corporate Trust Office or the office of the Insurer is located, are authorized or obligated by law, executive order or government decree to be closed.

          “Closing Date” means March 23, 2007.

          “Code” means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          “Commonly Controlled Entity” means, with respect to any Person, such Person and each entity, whether or not incorporated, which is affiliated with such Person pursuant to Section 414(b), (c), (m) or (o) of the Code.

          “Company” means IndyMac Bank, F.S.B., a federal savings bank.

          “Date of Issuance” means the date on which the Policy is issued as specified therein.

          “Default” means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

          “ERISA” means the Employee Retirement Income Security Act of 1974, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          “Event of Default” means any event of default specified in Section 5.01 of this Agreement.

          “Financial Statements” means with respect to Bancorp, the balance sheet of such party as of December 31, 2004, December 31, 2005, December 31, 2006 and the statements of income, changes in shareholders’ equity and cash flows for the fiscal year then ended.

          “Fiscal Agent” means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

          “FSA” means Financial Security Assurance Inc., a New York stock insurance company, its successors and assigns.

          “FSA Information” has the meaning set forth in section 2.01(j).

          “Indemnification Agreement” means the Indemnification Agreement, dated March 23, 2007 among FSA, the Underwriters and the Depositor.

          “Indenture” means the indenture, dated as of March 23, 2007, pertaining to the Securities between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-H1 as issuer and Deutsche Bank National Trust Company as indenture trustee, as the same may be amended, modified or supplemented from time to time.

          “Indenture Trustee” means Deutsche Bank National Trust Company, a national banking association, as indenture trustee under the Indenture, and any successor thereto as indenture trustee under the Indenture.

          “Investment Company Act” means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          “IRS” means the Internal Revenue Service.

          “Late Payment Rate” means the lesser of (a) the greater of (i) the per annum rate of interest, publicly announced from time to time by JPMorgan Chase Bank, N.A. at its principal office in the City of New York, as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by JPMorgan Chase Bank, N.A.) plus 2%, and (ii) the then applicable rate of interest on the Securities and (b)the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

          “Lien” means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind; or (b) any arrangement, express or implied, under which such property or assets are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

          “Material Adverse Change” means, (a) in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person or (ii) the ability of such Person to perform its obligations under any of the Transaction Documents to which it is a party and (b) in respect of a material portion of the Mortgage Loans, a material adverse change in (i) the value or marketability of a material portion of such Mortgage Loans or (ii) the probability that amounts now or hereafter due in respect of a material portion of such Mortgage Loans will be collected in full.

          “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, “Moody’s” shall be deemed to refer to any other nationally recognized rating agency designated by FSA.

          “Mortgage Loan” means any “Mortgage Loan” as defined in the Indenture.

          “Mortgage Loan Purchase Agreement” means the “Mortgage Loan Purchase Agreement” as defined in the Indenture.

          “Multiemployer Plan” means a multiemployer plan (within the meaning of Section 400(1)(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions, is obligated to contribute or has liability.

          “Noteholders” means registered holders of Securities.

          “Offering Document” means each of the Free Writing Prospectus, dated March 19, 2007 (the “Free Writing Prospectus”) and the Prospectus, dated December 11, 2006, as supplemented by the Prospectus Supplement (the “Prospectus Supplement”), dated March 22, 2007 and any other offering document in respect of the Securities.

          “Owner Trustee” means Wilmington Trust Company, not in its individual capacity, but solely as owner trustee and any successor thereto under the Trust Agreement.

          “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

          “Person” means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, limited liability company, partnership or other organization or entity (whether governmental or private).

          “Plan” means any pension plan (other than a Multiemployer Plan) covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

          “Policy” means the financial guaranty insurance policy, including any endorsements thereto, issued by FSA with respect to the Securities, substantially in the form attached as Annex I to this Agreement.

          “Premium” means the premium payable in accordance with Section 3.02 of this Agreement.

          “Premium Letter” means the side letter among FSA, the Company and the Depositor dated the date hereof in respect of the premium payable by the Company in consideration of the issuance of the Policy.

          “Provided Documents” means the Transaction Documents and any documents, agreements, instruments, schedules, certificates, statements, cash flow schedules, number runs or other writings or data furnished to FSA by or on behalf of the Company or the Depositor, as the case may be, with respect to itself, the Mortgage Loans or the Transaction, in each case as amended, supplemented or superseded through the date hereof.

          “Reportable Event” means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

          “Restrictions on Transferability” means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise, any material condition to, or restriction on, the ability of such Person or any transferee therefrom to sell, assign, transfer or otherwise liquidate such property or assets in a commercially reasonable time and manner or which would otherwise materially deprive such Person or any transferee therefrom of the benefits of ownership of such property or assets.

          “Scheduled Payments” means the “Scheduled Payments” as defined in the Policy.

          “Securities” means the $650,071,000 IndyMac Home Equity Mortgage Loan Asset-Backed Notes, Series 2007-H1 issued pursuant to the Indenture.

          “Securities Act” means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          “Securities Exchange Act” means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          “S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, “S&P” shall be deemed to refer to any other nationally recognized rating agency designated by FSA.

          “Subsidiary” means, with respect to any Person, any corporation of which a majority of the outstanding shares of capital stock having ordinary voting power for the election of directors is at the time owned by such Person directly or through one or more Subsidiaries.

          “Term of the Agreement” shall be determined as provided in Section 4.01 of this Agreement.

          “Term of the Policy” has the meaning provided for in “Term of this Policy” in the Policy.

          “Transaction” means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

          “Transaction Documents” means this Agreement, the Indenture, the Trust Agreement, the Administration Agreement, the Mortgage Loan Purchase Agreement, the Sale and Servicing Agreement and the Premium Letter.

          “Trigger Event” means the occurrence of any one of the following: (a) an Event of Default under this Agreement has occurred and is continuing, (b) any legal proceeding or binding arbitration is instituted specifically with respect to the Transaction, (c) any governmental or administrative investigation, action or proceeding is instituted that would, if adversely decided, result in a Material Adverse Change in respect of the Company or the Depositor or of any material portion of the Mortgage Loans, (d) FSA pays a claim under the Policy or (e) a Recordation Event.

          “Trust Agreement” means the Trust Agreement dated as of March 12, 2007, among IndyMac ABS, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee, as amended and restated by that certain Amended and Restated Trust Agreement dated as of March 23, 2007, among IndyMac ABS, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Administrator.

          “Trust Fund” means the Trust Estate as defined in the Trust Agreement.

          “Trust Indenture Act” means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          “Underwriter Information” has the meaning provided in Section 3(c) of the Indemnification Agreement.

          “Underwriters” means, collectively, Lehman Brothers Inc., Deutsche Bank Securities, Inc., and IndyMac Securities Corporation.

          “Underwriting Agreement” means the Underwriting Agreement, dated as of March 20, 2007 among the Underwriters, the Depositor and the Company with respect to the offer and sale of the Securities, as the same may be amended from time to time.

ANNEX I

FORM OF POLICY

APPENDIX A
TO INSURANCE AND INDEMNITY AGREEMENT

CONDITIONS PRECEDENT TO ISSUANCE OF THE POLICY

                    (a) Payment of Initial Premium and Expenses; Premium Letter. FSA shall have been paid, by or on behalf of the Company, a nonrefundable Premium and shall have been reimbursed, by or on behalf of the Company, for other fees and expenses identified in Section 3.02 of the Agreement as payable at closing and FSA shall have received a fully executed copy of the Premium Letter.

                    (b) Transaction Documents. FSA shall have received a copy of each of the Transaction Documents, in form and substance satisfactory to FSA, duly authorized, executed and delivered by each party thereto. Without limiting the foregoing, the provisions of the Indenture relating to the payment to FSA of the Premium due on the Policy and the reimbursement to FSA of amounts paid under the Policy shall be in form and substance acceptable to FSA in its sole discretion.

                    (c) Certified Documents and Resolutions. FSA shall have received a copy of (i) the articles of association and bylaws or similar organizational documents of the Company and the Depositor and (ii) the resolutions of the Boards of Directors of the Company and the Depositor authorizing the sale or transfer of the Mortgage Loans and the execution, delivery and performance by the Company and the Depositor of the Transaction Documents and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of the Company and the Depositor, as the case may be (which certificate shall state that such articles of association and bylaws or similar organizational documents and resolutions are in full force and effect without modification on the Date of Issuance).

                    (d) Incumbency Certificate. FSA shall have received a certificate of the Secretary or an Assistant Secretary of the Company and the Depositor certifying the name and signatures of the officers of each of the Company and the Depositor authorized to execute and deliver the Transaction Documents and that shareholder consent to the execution and delivery of such documents is not necessary.

                    (e) Representations and Warranties; Certificate. The representations and warranties of the Company and the Depositor in this Agreement shall be true and correct as of the Date of Issuance as if made on the Date of Issuance.

                    (f) Opinions of Counsel. FSA shall have received opinions of counsel addressed to FSA, Moody’s and S&P in respect of the Company and the Depositor, the other parties to the Transaction Documents and the Transaction in form and substance satisfactory to FSA, addressing such matters as FSA may reasonably request, and the counsel providing each such opinion shall have been instructed by its client to deliver such opinion to the addressees thereof.

                    (g) Approvals, Etc. FSA shall have received true and correct copies of all approvals, licenses and consents, if any, required in connection with the Transaction.

                    (h) No Litigation, Etc. No suit, action or other proceeding, investigation, or injunction or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the Transaction.

                    (i) Legality. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court which would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

                    (j) Satisfaction of Conditions of Underwriting Agreement. All conditions in the Underwriting Agreement to the Underwriters’ obligation to purchase the Securities shall have been satisfied.

                    (k) Issuance of Ratings. FSA shall have received confirmation that the risk secured by the Policy constitutes an investment grade risk by S&P and an insurable risk by Moody’s and that the Securities, when issued, will be rated “AAA” by S&P and “Aaa” by Moody’s.

                    (l) UCC Filings. FSA shall have received copies of UCC financing statements to be filed in each applicable jurisdiction, in form and substance satisfactory to FSA, as may be necessary in the opinion of FSA or its counsel to perfect the Liens created by the Mortgage Loan Purchase Agreement, the Sale and Servicing Agreement and the Indenture, and all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing shall have been paid. The Company shall have delivered all the documents required to be delivered under and in the manner provided in the Transaction Documents.

                    (m) No Default. No Default or Event of Default shall have occurred.

                    (n) Additional Items. FSA shall have received such other documents, instruments, approvals or opinions requested by FSA as may be reasonably necessary to effect the Transaction, including but not limited to evidence satisfactory to FSA that all conditions precedent, if any, in the Transaction Documents have been satisfied.